Supplement, dated October 24, 2005, to the Prospectus, dated May 2, 2005, of
            Seligman U. S. Government Securities Series (the "Fund"),
           a series of Seligman High Income Fund Series (the "Series")

On October 24, 2005, the shareholders of the Fund approved the amendment of the Fund's investment objective and the elimination of the Fund's fundamental investment policy regarding investments in U.S. government securities. The Fund's new investment objective and non-fundamental investment strategy, as well as revised disclosure about the risks of an investment in the Fund, are described below. In addition to such changes, the Board of Trustees of the Series has changed the name of the Fund from "Seligman U.S. Government Securities Series" to "Seligman U.S. Government Securities Fund." The changes described herein in respect of the Fund are effective as of October 24, 2005.

In addition, shareholders approved the amendment or elimination of certain of the Fund's fundamental investment restrictions. These changes are described in a supplement, dated October 24, 2005, to the Series' Statement of Additional Information, dated May 2, 2005.

The following information supersedes and replaces the information contained under the caption "Investment Objective" on page 1 of the Prospectus:

The Fund's investment objective is to provide a high level of current income consistent with prudent investment risk.

The following information supersedes and replaces the information contained under the caption "Principal Investment Strategies" on page 1 of the Prospectus:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund will invest at least 80% of its net assets in U.S. Government Securities which are debt securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities, or government sponsored enterprises. Although certain of the securities in which the Fund may invest are backed by the full faith and credit of the U.S. government (and thus involve minimal credit risk), other securities in which the Fund may invest are backed only by the credit of a U.S. federal agency, instrumentality or government sponsored enterprise that issued the security (and thus may have increased credit risk). Securities backed by the full faith and credit of the U.S. government include direct obligations of the U.S. Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA). Examples of securities not backed by the full faith and credit of the U.S. government include securities issued by the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).

When selecting individual securities for purchase by the Fund, the investment manager:

      o seeks to determine long-term trends in interest rates and purchase portfolio securities of certain maturities accordingly. For example, if the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities.

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      o     after determining the appropriate  maturity,  the investment manager seeks to identify  securities  that offer higher yields,  which will
            provide  more  income  to  the  Fund.   In   identifying   potential
            investments, the investment manager utilizes a bottom-up approach and focuses on an individual issuer's ability to repay principal and interest when due (i.e., its credit quality) as well as the structure of the particular security (e.g., maturity, coupon and call features).

The Fund generally sells securities in response to the investment manager's belief in the changing direction of long-term interest rates. The Fund may sell securities with longer maturities when yield spreads become exceedingly narrow and the investment manager believes that the Fund is not being amply rewarded for buying securities with longer maturities (which generally offer higher yields but are subject to more price volatility than securities with shorter maturities). The Fund may sell securities with shorter maturities when yield spreads widen and the investment manager believes that it would be prudent to purchase securities with longer maturities. The Fund may also sell securities when it must meet cash requirements.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.

The following three paragraphs supersede and replace the second and third paragraphs under the caption "Principal Risks" on page 2 of the Prospectus:

Securities backed by the full faith and credit of the U.S. government involve minimal credit risk. These securities in which the Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security in which the Fund also invests), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund's net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund's yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the U.S. government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. government.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.